UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                        Amendment No. 1 to Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date earliest event reported): November 1, 1999
                                              (October 15, 1999)


                        SYMONS INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                             State of Incorporation:
                                     Indiana

                 Commission File Number IRS Employer Id. Number
                           No. 0-29042 No. 35-1707115

                     Address of Principal Executive Offices:
                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                           Registrant's Telephone No.
                                 (317) 259-6400

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 15, 1999, Symons International Group, Inc. ("Company") was advised by Arthur Anderson LLP ("Andersen") that Andersen had decided not to accept the June 1, 1999 appointment by the Company's Audit Committee and Board of Directors as the Company's independent auditors for 1999.

         Andersen has not issued any independent accountant's reports and has not performed any attest or review services for the Company.

         During the two years ended December 31, 1997 and 1998 and the interim period through October 15, 1999, there were no disagreements or "reportable events" with Andersen as described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

         The Company has requested Andersen furnish it with a letter addressed to the SEC stating whether or not Andersen agrees with the statements contained herein. A copy of Andersen's letter is attached as an exhibit to this amended report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Financial Statements:   None

         Exhibits:

Exhibit No.                             Description
  16                       Letter regarding Change in Certifying Accountant


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Symons International Group, Inc.



                                                  By: /s/ Douglas H. Symons
                                                          Douglas H. Symons
                                                     Chief Operating Officer

                                                  Date:    November 1, 1999

                                   EXHIBIT 16



Arthur Andersen LLP


November 1, 1999

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sir/Madam:

We have  read  Item 4 in the  Form  8-K/A  dated  November  1,  1999  of  Symons
International Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements concerning our firm contained therein.

Very truly yours,

Arthur Andersen LLP


By:   /s/ Terry D. Hardy
          Terry D. Hardy